BONDS PAYABLE	12 Months Ended
Dec. 31, 2018
Disclosure of bonds payable [Abstract]
BONDS PAYABLE

13.	BONDS PAYABLE

During the year ended December 31, 2018, the Company issued a total of 9,663 bonds at a price of $100 each for gross proceeds of $966,300. The bonds are secured against all present and after -acquired personal property of the Company, incur interest at a rate of 10% paid monthly, and mature three years from the date of issuance. In connection with the bonds issued, the Company paid cash debt issuance costs of $77,304 and issued 740,240 share purchase warrants with a fair value of $28,514. The share purchase warrants are exercisable at prices ranging from $0.08 to $0.14 per common share for a period of two years.

The fair value of the share purchase warrants was calculated using the Black -Scholes model and the following weighted average assumptions:

Share price at date of grant	$0.10
Exercise price	$0.10
Expected life	2 years
Expected volatility	92.85%
Risk free interest rate	2.12%
Expected dividend yield	0%
Expected forfeiture rate	0%

The cash debt issuance costs and fair value of the share purchase warrants were applied against the carrying value of the bond. As at December 31, 2018, the carrying value of the bond is $865,937. During the year ended December 31, 2018, the Company has incurred interest expense of $15,038 on the bonds payable, which remains payable and has been recorded within interest payable on the consolidated statement of financial position.